Exhibit 99.1

Polaris Industries Inc. Analyst / Investor Meeting Richard Edwards, Director of Investor Relations Wednesday, July 22, 2009 St. Paul, MN

TODAY'S AGENDA - July 22nd 12:30 - 12:40 pm Opening Remarks Scott Wine 12:40 - 1:10 pm Strategy Overview Bennett Morgan 1:10 - 1:40 pm Off-Road Vehicles Matt Homan 1:40 - 2:00 pm Snowmobiles, PG&A, & Retail Credit Scott Swenson 2:00 - 2:15 pm Break 2:15 - 2:45 pm On-Road Vehicles / MVP Mike Jonikas 2:45 - 3:10 pm Lean Initiatives Dave Longren / Wes Barker 3:10 - 3:40 pm International Mike Dougherty 3:40 - 4:00 pm Closing Comments Scott Wine 4:00 - 4:30 pm Q&A Wine/Morgan/Malone 4:30 - 5:00 pm Break 5:00 pm Depart for Dinner Hotel Lobby 5:15 - 6:30 pm Dinner (with Dealers) RiverCentre Exhibit Hall 7:00 - 9:15 pm New Model Year 2010 Product 'Reveal' Xcel Energy Center (Off-Road Vehicles & Victory Motorcycles)

Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement

Polaris Industries Inc. Analyst / Investor Meeting Scott Wine, CEO July 22, 2009

Update on 2009 Objectives

POLARIS

Objectives	Progress-To-Date
Align Strategy and Structure	Off-Road Vehicle Division On-Road Vehicle Division VP – Global New Market Development VP – Corporate Development VP – Operations (New)
Attack Costs	Workforce reductions – 460 Manufacturing/production costs ↓in line with sales decline Operating expense reduction ↓ 14% YTD Capital expenditures ↓ 33% YTD Factory inventory ↓ 21% YTD
Accelerate Operational Excellence	Supply chain lead times ↓13+% YTD Product development speed 22% faster since June '08 Gross margins up 110 bpts YTD
Focused on Dealers/Customers	MY'10 product news is industry leading - again MVP moving to 50% of retail volume – in 2H 2009 Reduced MY'10 Victory production Early holdback payment to assist dealer cash flow Maintain availability of wholesale and retail credit
Prepare for a Tough Year	Sales down 20 – 25% Contingency plans in place if needed

July 22, 2009 2

Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations is a Competitive Advantage Op Ex drives >200bpts Op Margin improvement Strong Financial Performance Sustainable, Profitable Growth A Great Future for All Stakeholders

WHY THIS IS GOOD? International New Geographies New Capabilities More Experiences Polaris A Global Powerhouse Product / Process Leadership Stronger, more profitable dealers Financial strength to fund growth Polaris Powersports Leadership Organic Growth New Products New Technologies Operational Excellence Better Value Better Supplier More Flexibility New Customers New Applications New Partners New Markets

Business Development New Customers New Channels New Geographies New Products & Technologies Innovative Culture Engineering Adaptability Operations Flexibility Corporate Speed Priorities International Growth Outside Powersports On Road Target Criteria Accretive Attractive ROIC Growth Accelerator Capacity Strong Cash Flow Strong Balance Sheet Strong Bank Group DISCIPLINED APPROACH TO INCREASING SHAREHOLDER VALUE

Polaris Industries Inc. "Executive of the Year" Bennett Morgan

Polaris Industries Inc. Analyst / Investor Meeting Bennett Morgan, President & COO July 22, 2009

TOUGHEST ECONOMIC TIMES OF MANY OF OUR LIVES Housing, unemployment, stock market - consumers under pressure Tough, lean innovative, and customer oriented businesses can separate themselves Picking partners, strategies, investments more critical Separates Winners & Losers

2006 2007 2008 2009 East 21 23 28 28 West 5 North Most satisfied customers for our products Top Net Promoter Score 75+ Consistent market share gains in all businesses Expanding operating profit margins Continuous non value add waste reduction throughout value chain Most profitable dealers Simplicity and efficiency in everything we do Fastest to meet customer needs 3-year tip to tail response Fastest back end and dealer turns Best, most effective dealers Aggressive re-investment into future growth Operational Excellence What's the End Game Look Like? Sustained Greatness Expect gross margins to increase up to 130 basis points in 2009 Total Company Gross Margins (dollars In millions) 21.7% 22.1% 22.9% Guidance

Operational Excellence Quality: Improve consumer satisfaction in each product line by 5% annually (through model year 2008) Cost: Reduce system-wide cost by 20% by 2010 (year-end 2009 projection) Speed: Improve speed to consumers by 50% by 2010 (current at June 2009) Focus is Consumer - Strong Results & Momentum 14% 40% 0% 20% 0 4 3 0% 50%

TRANSFORMING POLARIS BUSINESS MODEL

POLARIS

Market Share	↑	2 ½ years of market share gains everywhere
Dealer Inventory	↓	Down over 55,000 units in 3 years
Business Model	↑	MVP is working; expanding significantly for MY10 . . . more to come
Quality	↑	NPS continues to improve; MY09 Snow disappointment
Cost	↓	Product/operating expense down significantly. System-wide costs down. Margins improving in lower volume environment.
Speed	↑	Fastest in powersports, 40% faster than 2006
Innovation/New Products	↑	Industry-leading new product news MY08, MY09 and MY10. Speed and efficiency enabling.

Traction & Momentum Increasing on Operational Excellence
Different is Good

July 22, 2009

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Polaris MY10 Plan - How We Win Recognize and acknowledge the broader economy and consumer environments CY09 ship is down significantly Way more focus on "value" Continue to intelligently invest in diversifying Continue to innovate Industry-leading news for MY10 Continue to improve the powersports business model Aggressive MVP expansions & improvements -50% Additional inventory reductions Use our speed as a weapon New products, supply adjustments Continue to make the tough but necessary decisions Jobs, builds, model reductions, ... Build Competitive Advantage Through This Recession

POLARIS OFF-ROAD UPDATE POLARIS OFF-ROAD UPDATE JULY 22nd, 2009 Matt Homan Vice President Off-Road Vehicles

AGENDA Polaris Plans & Results MY2010 New Products Industry Overview Adjacent Markets

OFF-ROAD CUSTOMER PROFILES AGE INCOME MALE/FEMALE 1st TIME OWNER USAGE 38 Years Old $60,000 85% / 15% 30% #1 Trail #2 Ag #3 Hunt ATV SxS 48 Years Old $80,000 90% / 10% 55% #1 Multi-Acre #2 Ag #3 Recreation ATV vs. SxS = Differentiated Customers Homeowners

POLARIS SxS INCREMENTALITY RZR RANGER XP INDUSTRY 33% ATV Steal 23% Polaris Steal 13% Polaris Steal 87% Incremental 77% Incremental 67% Incremental POLARIS SXS HIGHLY INCREMENTAL 50% own an ATV 51% 1st time SxS 53% 1st time SxS

500 1-Up 14% 2-Up ATVs 4% Big Bore 1-Up 18% Entry Rec-Utility 35% Youth 9% Sport 20% ATV Industry SEGMENT 3 YR PERFORMANCE SXS Industry SEGMENT 3 YR CAGR Utility (52% of Mkt) +3% Recreation (32% of Mkt) +46% Commercial (16% of Mkt) -4% SHARE GAINS IN UTILITY & RECREATION OFF-ROAD SEGMENT TRENDS POLARIS STRONG IN BEST SEGMENTS SxS Data Through 2008 ATV Data R36 Through June 2009 % of Market Segment / % of Market 3 Yr CAGR

OFF-ROAD INDUSTRY GROWTH INDUSTRY RETAIL CHALLENGED ATV = -15% SxS = +6% ORV = -11% 5 Year CAGRs 2005 2006 2007 2008 2009 ATV SxS ORV 2009 N.A. Estimates 2008 ATV Market = Approx $2.75B 2008 SxS Market = Approx $2.1B

OFF-ROAD COMPETITIVE OVERVIEW POLARIS #1 VS. TOUGH COMPETITORS #5 N/A #9 Kubota #4 N/A #8 Deere N/A #7 #7 Can Am #6 #6 #6 Arctic Cat N/A #5 #5 Suzuki #3 #4 #4 Kawasaki #2 #3 #3 Yamaha N/A #1 #2 Honda #1 #3 #1 Polaris 2009 TREND 2008 SxS 2008 ATV 2008 TOTAL ORV 2008 U.S. Industry Sales

Leverage New Products to Gain Share Sportsman XP, NEW RANGER, Combined Marketing Continue to Drive Operational Excellence Cost: Engineering Driven, Purchasing Driven, Expense Driven MVP: Expand MVP model to 50% of volume Leverage Current Platforms to Launch MY2010 News Existing Engines, Existing Chassis, Existing Content Continue to Grow Adjacent Markets (Military and Bobcat) Grow Military, NEW Bobcat Partnership 4-PART PLAN TO WIN IN 2009 OFF-ROAD VEHICLES 2009 PLAN

OFF-ROAD VEHICLES 2009 RESULTS PLANNED FOR DIFFICULT ENVIRONMENT - ON PLAN On Plan Reduce by 20%+ Dealer Inventory On Plan Gain Share in ATV & SxS Market Share On Plan Leverage ATV + SxS Op Expenses Ahead of Plan Expand Margins Gross Profit Margins On Plan -17% to -25% ORV Revenue Modestly Behind Single-digit declines SxS Industry Sales On Plan / Slightly Better Down 25%-30% ATV Industry Sales ESTIMATED RESULTS PLAN FOR 2009

'09 LAUNCH WINNING = NOW #1 IN OFF-ROAD RZR 170 2009 SP. XP 2009 RANGER XP 2009 RZR - 2008 RZR S - 2009 CREW 2008 MODEL YEAR 2009 NEW PRODUCTS

NEW PRODUCTS STRATEGY: WHAT IS SELLING? 2010 1. INNOVATION 2. VALUE Sportsman 500HO

NEW! RANGER 800 & 500 H.O. NEW! RANGER CREW NEW! RANGER 6x6 NEW! RANGER EV NEW! Sportsman 550 X2 NEW! Sportsman 550 Touring NEW! Sportsman 850 Touring NEW! RANGER 400 Sportsman 500 H.O. is BACK NEW! Sportsman 500 Touring NEW! Sportsman 800 EFI NEW! Trail Boss 330 NEW! Trail Blazer 330 NEW! Scrambler 500 + WIN WITH BEST PRODUCT AND BEST VALUE 2010 OFF-ROAD NEW PRODUCTS

800 POWER - NEW! RANGER XP 800 Big Power News 800 EFI - 46 HP (+15%) 500 H.O. - 36 HP (+13%) 30% Quieter Transmission More Speed 800 - 53 MPH 500 H.O. - 47 MPH 2010 BEST OF THE BEST - POWER

NEW! RANGER 6X6 800 & CREW 800 800 EFI Power 46 MPH 6 Passenger Crew! First Integrated Job Box 2010 BEST OF THE BEST - INNOVATION

2010 BEST OF THE BEST - INNOVATION MOST COMFORTABLE - NEW! SPORTSMAN 2-UPS NEW! Sportsman XP 850 Touring NEW! Sportsman 550 Touring NEW! Sportsman 550 X2 New! EPS Standard 850 Twin EFI - 70 HP New! Comfort Ride Suspension 1.2" of adjustable travel 11.2" of rear seat suspension travel

2010 BEST VALUE - NEW SEGMENTS SIGNIFICANT OPPORTUNITY FOR NEW SEGMENT MIDSIZE SXS MARKET SIZE POLARIS MID-SIZE SXS VOLUME KEY MID-SIZED COMPETITORS 30% of SxS Market Is Mid-Size - $8,000 or Less Kawasaki Mule 610 Kubota RTV500 Zero 100% of Business is Premium Full- Size SxS

2010 BEST VALUE - NEW SEGMENTS NEW! HARDEST WORKING, SMOOTHEST RIDING MID-SIZE 400 Carb Power 455cc, 29 HP, 40 MPH Same Quiet Tranny As XP Awesome Capacity 500 lb. Box 1,000 lb. Payload 1,250 lb. Towing Front Struts - 8" Travel Rear IRS - 9" Travel 10" Ground Clearance NEW! RANGER 400

2010 BEST VALUE - NEW SEGMENTS NEW! RANGER 400 - ALL RANGER! NEW! RANGER 400 - ALL RANGER! NO NO YES IRS 4.1" 3.1" 9" Rear Suspension $8,299 $7,099 $7,999 Price 1,102 1,100 1,250 Towing 25 MPH 25 MPH 40 MPH Speed 15.8 HP 13.5 HP 29 HP Power RTV 500 Mule 610 RANGER 400

2010 RANGER CORE LINE-UP Differentiated Line-Up - To Reach Full Market RANGER XP Unmatched Premium RANGER 500 Full Size / 3 People RANGER 400 Mid-Size Value (2 people)

2010 BEST VALUE - NEW LINE-UP Sportsman 500HO $5,999 NEW! Sportsman 500HO Touring $7,399 NEW! Sportsman 800EFI $7,499 NEW! Trail Boss $4,299 NEW! Scrambler & Trail Blazer $6,399 / $4,299 NEW! RANGER 400 $7,999 NEW! BEST VALUE LINE-UP

2010 BEST OF THE BEST - EMERGING MARKETS CLEAN. QUIET. ELECTRIC - NEW! RANGER EV Efficient Power Motor: 30 HP, 48 Volts Batteries: Eight 12 Volt Batteries Three Operating Modes Performance - up to 25 MPH Pulling/Towing Maximum Range - up to 50 Miles New Customers Quiet Home Use, Commercial Uses, Government, Commercial, Stealth Hunters

ADJACENT MARKETS - MILITARY STRATEGY

ADJACENT MARKETS - MILITARY STRATEGY OUR MARKETS IN DEFENSE EXPECTED TO GROW US Dept. of Defense (DoD) Outlook Funding and troop levels projected to remain stable through 2013 Increasing requirements for Afghanistan Expeditionary forces and unique geographical challenges will place great emphasis on weight and speed vs. size and protection The DoD will continue with significant opportunities Light, mobile all-terrain solutions "Go-Green" Thrust for US Installations Low cost alternatives to traditional DoD platform acquisitions

ADJACENT MARKETS - MILITARY STRATEGY POLARIS DEFENSE - STRONG GROWTH OPPORTUNITY Leverage Full Line Of Mission Support Vehicles Leverage MV700, MVRS700, plus Sportsman & RANGERs Army, National Guard, Air Force, Special Forces, etc. New Products To Serve More Markets RANGER 400 + RANGER EV + Future Bobcat Co-Developed Vehicles Expanding to other Government Agencies Department of Homeland Security, Department of Interior Grow Sales to US Foreign Military Allies Key focus in Europe & Middle East

ADJACENT MARKETS - MILITARY STRATEGY POLARIS is Differentiated with Full Product & Service Polaris Defense John Deere Honda Yamaha Kawasaki Kubota Club Car EZ-GO ATV SxS Dedicated Business Unit Military Models

ADJACENT MARKETS - MILITARY RESULTS MILITARY GROWTH - STRONG RETURNS 2007 2008 2009 2006 Revenue 3 Year CAGR = 75% Op Profit 3 Year CAGR = 162% 2009 Estimates

ADJACENT MARKETS - BOBCAT PARTNERSHIP + STRATEGY UPDATE Supply Vehicles: On-Track for 2010 Launch Co-Developed Vehicles: On-Track to Push Further into Work SxS Extra Opportunities: Leverage for Military and Global Sales BOBCAT PARTNERSHIP - ON -TRACK Off-Road Vehicles Manufacturer Compact Construction Manufacturer 1 # +

OFF-ROAD SUMMARY Polaris #1 in Off-Road - Tough Competitors, But We Are Winning 2009 Results On-Plan - But, Markets Are Challenged BIG 2010 New Products - Best of the Best + Best Value Line-Up NEW Adjacent Markets - Strong Growth Opportunity

Snowmobiles Parts, Garments & Accessories Financial Services Scott Swenson Vice President & General Manager Analyst Meeting St. Paul, MN July 22, 2009

Snowmobile Industry Overview Worldwide Industry Retail: Outlook for Industry Long-Term: Industry will likely decline 5-10% annually in near term. Potential for growth with snow fall & economy. Canada becomes majority of NA sales (2% 5 year CAGR vs. US @ -9%) 3 million riders generate a lucrative parts, garments & accessories business 90+% repeat buyers with high expectations. Gross margin pressure from cleaner engines. MY '12 is last known EPA hurdle. Low = 147K, High = 261k, Current 147K 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 US 114.1 148.2 167.7 170.3 162.8 147.9 136.7 140.6 134 114.9 109.8 100.9 91.7 79.8 79.6 61.6 Can 58.4 64.2 67.5 68.7 68.6 59.8 52.2 47 50.7 50.2 48.6 46.3 43 45.5 50.6 49.5 Int'l 14.6 14.2 17.1 21.7 24.5 25.1 23.9 21 20.9 21.2 22.5 26.5 30.2 35 33.6 36 Competition: Ski Doo Arctic Cat Yamaha

Snowmobile Industry Demographics 2009 Registered Snowmobiles - U.S. 1.65 million (up 1%) 2009 Registered Snowmobiles - Canada .77 million (up 8%) 2009 Registered Snowmobiles - Europe .5 million (estimate) Average Age 44 % Male 70% Married 75% Median Annual Household Inc. $72,000 First Time Buyers <10% Avg. Miles Ridden 1,040 % usually Trailering to Ride 60% Number of Snowmobile Clubs 3,000 + Miles Of Trail 225,000 Average Annual Spending per Rider $4,000 Large, Stable and Active Base

State of Snowmobile Market Snowfall more consistent last 2 winters across North America after spotty snow the last decade. Economy did have an impact last season. Minimal market share movement. Polaris #2. Dealer Inventory levels down overall. Expect sizable decline next season across the industry. Enthusiast base purchasing premium products. Entry sled is now $6K. Promotional spending moderating Dealer profitability up slightly due to increased service business Shift to 4-Stroke slowing even with new product intros (25% of industry sales) EPA Impacts MY '12. Polaris is positioned to meet requirements. Snow Industry Outperforming Powersports Snowfall Will Drive Growth

Snowmobile Industry (North America) Growth in Mountains, Crossover & Utility

Worldwide Snowmobile Sales (By Region) North Central US Northeast US Western US E. Canada W. Canada Central Canada Scandinavia Russia/Other Pie 2 0.17 0.12 0.13 0.15 0.08 0.11 0.11 0.13 2008/2009 Polaris Growth Opportunities in Int'l/Canada

Progressive-Rate Rear Suspension Technology - Smoother ride, less bottoming... doesn't buck - Virtually bottomless suspension... rides through the bumps Broad range of adaptability (rider and terrain) Pro-Ride Chassis Delivers Unprecedented Control - Increased chassis rigidity - precise control & response - Lower, balanced center of gravity; rider influenced handling, flat cornering Ergos ideal for handling/cornering, sitting or standing 600 RUSH

Snowmobile Quality 800 Engine did not meet our expectations for MY '09 Significant validation & testing on snow and dyno. Communicated solution & customer care plan to our dealers. Service bulletin in late August. Will take care of our MY '08 and MY '09 800 customers through 2009/2010 riding season. Increased warranty reserve. Q2 financial impact. MY '10 800 Engines will be significantly improved MY '10 Rush has over 100K miles of testing on 88 sleds by 1,500 different riders. High level of confidence in both innovation and quality. Industry Leading Product Quality Remains Our #1 Goal

Snowmobile Outlook 2009 Calendar Year: MY '10 New Product Intro Went Well ... Rush was a hit & will drive growth in the core. Build is down; revenues expected to decline 15% -20% Snow check sales missed expectations ... economy driven. International sales will be down slightly ... Scandinavia looks OK but Russia is down. Customer focus on installed base Continue focus on quality improvements/warranty reduction Build on Race Success ... Won Pro Open and Stock in '08/'09 Longer Term Road Map ... No Major Changes: Drive towards industry leading quality ... powertrain focus Product focus on ride & handling ... Rush. Customer focus on activating the installed base Grow market share while continuing to reduce dealer inventory Expand gross margins Product Innovation and Quality Is the Key to Success in Snowmobiles

COMPETITION: Aftermarket: i.e.; Parts Unlimited, Tucker Rocky, MotoVan, Indirects: Other OEM's Pure Polaris Overview Service Parts, Accessories, Apparel & Retail Financial Services 50,000 SKU's, $344 Million in Sales in 2008 Highest Gross Margins

Pure Polaris Goals

POLARIS

- Grow revenue faster than wholegoods
- Grow operating income faster than sales
- Industry leading product and service quality
- Utilize retail financial services to sell Polaris products

Product Innovation & Integration

Parts
- 98+% availability
- Margin expansion: Price & Leverage WG sourcing

Accessories
- Easy to accessorize. Solutions
- Margin expansion: Sourcing.

Apparel
- Closest to dealer/consumer
- Rider focused approach

Financial Services
- Maximize approval rates
- Find growth outside retail credit

Growth Initiatives

Merchandising
- Make retail environment sizzle

Markets
- International
- Military
- LEV
- Bobcat partnership
- Acquisitions

Quality
- Ship the dealer accurately what he wants when he wants it.
- Easiest to order from

Pure Polaris Team
- Strongest in the business

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PG&A Sales & Margin Growth $=millions Proven History of Growing Revenues AND Margins

ORV 72% 2008 PRODUCT MIX BY GEOGRAPHY PG&A Revenue Mix 2008 PRODUCT MIX BY PRODUCT LINE 2008 PRODUCT MIX BY BUSINESS UNIT Revenue Growth Drivers: SxS Accessories ATV Parts Military Parts Subsidiary Parts & Accessories Victory Accessories

PG&A Sales/Distribution (North America) APPROACH Drive every day profitability Focus resources on "power" items Focus resources on top dealers - Free fixtures and signage - Dealership merchandising support - Tiered Freight Programs Easy for Dealer to Order - Automated on-line ordering - Consistent programs Drive salesperson effectiveness - Easy to use dealer catalog - "Go-To-Market" Guide emphasize profitability and best practices - Effective merchandising pieces to educate customer EXECUTION Vermillion, SD distribution center - 381,000 sq. feet... expanded in early '08 - State of the art Facility Ship what the dealers want, when they want it, accurately - 97+% fill rate - 99% of orders received by 3 pm shipped same day - 99% pick/pack/ship accuracy Freight - Free freight daily orders > $300 - Tier level determines timing (1-5 days)

Innovation Drives Sales

POLARIS

RANGER: 84 New Accessories
- **Cab Focus**: **RangerWare** Steel, Poly, Canvas, Crew
- Ranger 400/EV: Cabs, Winch, Plow, Brushguards, Lock & Ride
- Steel Flat Bed
- Value Brushguard
- Lock & Ride Expansion

RZR: 23 New Accessories
- Cab Focus: Fiberglass, Steel, Poly, Canvas
- Performance: Long Travel Kit, Slip-on Silencer, Light Bar Kit
- Custom: Paint, Rock Sliders, New Wheel Design
- Lock & Ride Expansion: Box Cover

Aftermarket Partnership (RKO):
- Fire/Rescue: 9 Configurations

ATV: 23 New Accessories
- XP 2-Up: Cargo Boxes, Passenger Foot Riser
- XP: Steel Rack Extenders, Cargo Box expansion, Aluminum A-Arm Guards
- Trail Boss/Scrambler: Cargo Bags & Boxes, Rack Extenders, Winch (Scrambler)

VICTORY: 59 New Accessories
- Cross Roads & Cross Country
- Custom Paint
- Vision Expansion

APPAREL
- ATV: 50% SKU Reduction
- Helmets: Tenacity & Dragon II
- Pant & Off-Road Jacket
- Victory: Simplification/Line Reduction

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Retail Financial Services

POLARIS

Focus on Approval Rates

- Retail Credit mix YTD: 60% revolving 40% installment.
- Overall approval rates in Q2 were 48% and are flat vs. 2007. Regional difference
- Through the door FICO down slightly. Approved FICO is up.
- Down payment terms improved YOY. GE back to '08 levels. Sheffield: none.

Partner Status

- HSBC Revolving: Agreement through October 2010. Volume up in '09. Regulatory concerns.
- GE Installment: Agreement through February 2011. Volume down in '09
- Sheffield Installment: Agreement through February 2011. Nice addition in 2009.
- Extended Service Contracts: Wells Fargo

Finance Penetration Is Down YOY

- Weaker WG promotions … Victory
- Increased use of local lending at dealer level. Good Thing!
- Canada penetration 50% lower than US. F&I is a dealer profit center.
- Deep dive into data does not reveal significant number of customers not able to finance.

Helping Dealers Maximize F&I

- Approval rate maximization: installment vs. revolving, local sources, underwriter negotiation
- Local lending pilot test
- Dealer training … best practices

Retail Credit Still Available But At a Higher Cost

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2004 2005 2006 2007 2008 Q2 2008 Q2 2009 Sales 670 797 747 723 710 0 603 574 2004 2005 2006 2007 2008 Q2 YTD 2008 Q2 YTD 2009 Sales 11.5 14.2 17.1 13.9 13.2 0 7.1 6.8 Wholesale Credit to Dealers Joint Venture Partnership with GE for Dealer Financing in U.S. - Polaris Acceptance Established in 1996 Shared 50/50 equity, income and risk Receivables funded by GE debt Expires in 2012, purchase option Dealer repossessions and failures are elevated, but within expectations Credit losses well less than 1% Interest rates paid to PA by Polaris and dealers will increase in 2H 2009, but less than market Dealer credit availability / capacity not an issue Other Geographic Markets Canada dealers with GE; interest rate increases to dealers in Q2 2009 and rate increases and deferred funding to Polaris in Q3 2009 UK, France, Germany, Australia subsidiaries finance dealers through GE - no material changes in 2009 Scandinavia dealers and international distributer's receivables carried on Polaris books Receivable Balance - U.S. Dealers ($ in millions) Wholesale Credit Income ($ in millions) Competitive Advantage for Polaris and Dealers

Summary Snow - Product is the key to share growth ... Rush is a winner - Large, stable and active installed base - Positive cash flow business PG&A - Proven ability to grow sales AND margins - Innovation drives growth. Integration with vehicles at an all time high - Continues to be highest margin opportunity for both Polaris & our dealers - Great cash flow generator. Inventory reduction still an opportunity. Financial Services - External environment remains challenging. Maintain partnerships. - Approval rate maximization focus. Selling Polaris products #1 goal. - No balance sheet risk.

On-Road Division N.A. Sales & Corporate Marketing Mike Jonikas - Vice President Steve Menneto - General Manager July 22, 2009

Agenda N.A. Sales & Corporate Marketing Roadmap Dealer Network Overview Max Velocity Program (MVP) Dealership Health On-Road Division Roadmap Motorcycles Industry Overview Victory Low Emission Vehicles Polaris Breeze Neighborhood Vehicle

N.A. Sales & Corporate Marketing Mission 1. Lean Across Entire Enterprise 2. Grow Market Share & Inventory Turns 3. Drill Quarterly Order & Revenue Goals How Polaris Wins Transform Powersports Business Model Retail pull & flow business model (Max Velocity Program) Simple & consistent business management processes by dealers Best Team In Powersports Proactive planning - integrated across the entire enterprise Repeatable processes that deliver superior results Externally oriented for continuous improvement Polaris passion to win - our advantage! Win At The Dealership Level - Together With Dealer Partners

N.A. Dealer Network Overview Healthier Position Relative To Competitors Economy Negatively Impacting Almost Every Dealership Optimism Opportunities Retail Margins w/Key Polaris Lines RANGER XP, RZR, Sp XP power steering Pure accessories Polaris Product Leadership Performance & design innovation Product Quality Polaris Working With Dealerships Implementing Max Velocity Program (MVP) Positioned better than most competitors Cash Flow During Economic Recession Particularly in hardest hit housing markets Larger footprint dealerships Impacting some dealerships' investment to drive sales ATV Industry Cash Flow Industry supply > demand negatively impact pricing Transformation of Business Model Successful results with Max Velocity Program Continue phased roll-out across North America

Transform Powersports Business Model Retail Pull Demand brand purchase preference outside the dealership Product Quality compelling differentiation with leading NPS Marketing Thrust create consumer purchase demand Durables Push win on the sales floor - together with dealers Retail Development defined sales process w/frequent management at dealership Inventory Turns merchandising minimum stocking levels by key segment replenishment to better meet consumer demand Flow cost & speed Cost reduce system-wide inventory Speed shorter purchasing supply lead times mixed model production rapid new product development cycle times Lean - Across Entire Polaris Enterprise Retail Pull Demand Durables Push Flow Consumer Demand Consumer Purchase Stocking Logistics Value Added Raw Materials

Maximize Retail Sales Implement defined retail sales process at dealership level Joint bi-weekly retail planning and execution (dealership & Polaris sales) Maximize Inventory Turns Merchandising minimum stocking levels Joint bi-weekly replenishment planning (dealership & Polaris sales) Enabled by Lean (shorter lead times, new forecast software, mixed model assembly) Reduces system-wide inventory waste & risk (supplier, Polaris, dealership) Maximize Market Share Awesome product and effective marketing Plus ... maximizing retail sales and inventory turns Max Velocity Program Strategy Destination is Superior Business Results via: Improved & more consistent dealership sales process Right product at right place at right time

Max Velocity Program Results Maximize Retail Sales & Market Share Retail sales > non-MVP Share change > non-MVP Retail selling tool usage > non-MVP Maximize Inventory Turns Inventory days supply outstanding < non-MVP Dealer level out-of-stocks < non-MVP Solid fulfillment from factory Solid Results Within Northeast Region Continue Phased Roll-out Across North America

Max Velocity Program

Significant Change To Powersports Model

- Across entire Polaris enterprise (suppliers, plants, logistics, divisions, dealerships)
- Dealer retail sales process commitment

Phased Roll-out Strategy

- Lead with Polaris ORV business

  Fall 2007 = dealership pilot

  Fall 2008 = 17% of North American retail sales

  Fall 2009 = expand to 50% of North American retail sales

  Future = 80+% of North American retail sales

- Move across other Polaris product lines

  Victory dealership pilot

  PURE accessory dealership pilot

Transforming Powersports Business Model

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Dealership Health 1. Improve Dealership's Balance Sheet With Polaris & Victory Lines Continued corporate focus to reduce dealer inventory & flooring debt levels Special 1Q'09 hold-back payment timing to aid network's spring cash flow 2. Effective Modeling to Identify Dealerships at Potential Financial Risk Monitor for significant revenue fall-off at individual dealership level On-going evaluation at dealer level throughout economic downturn 3. Expand Max Velocity Program To 50% of North America Effective inventory management More consistent retail sales process Three Part Risk Mitigation Plan Continued Dealer Inventory Reductions N.A. Dealer Count Expected To Be -5% for CY09 (on Plan)

STRATEGY Go Green Expand niche-sized industries with innovation Build B2B Capabilities Global Motorcycle Presence PLAYING FIELD Low Emission Vehicles - paved & hard packed surfaces Master planned communities Anticipate next usage opportunities Motorcycles - on highway Heavyweight cruisers Heavyweight touring GAME PLAN Winning & Ownable Product Solutions Anticipate customers' future wants Compelling differentiation Leading net promoter score Sustainable Means To Create Purchase Demand Retail pull that directly creates customer demand Enable profitable non-Polaris distribution Lean Operations High retail sales per model Rapid product development cycles World-Class People High performing cross-functional teams Diversify Polaris With Thrilled Customers Diversify Polaris With Thrilled Customers On-Road Division

N.A. 1400+cc Motorcycle Market N.A. 1400+cc Motorcycle Market Economy Suppressing 1400+cc Industry Segment During 2009 (-27% YTD) Segment Remains Very Sizeable Market Space 3 yr CAGR -2% 2005 2006 2007 2008 254k 278k 289k 274k $3.9 Billion Market Units

2009 N.A. 1400+cc Competitive Summary Rank Manufacturer Strategy Share Trend 1 Harley Aspiration Brand Most Complete Product Line-up Huge Installed Owner Base (i.e. "Ride Free" marketing campaign) 2 Metrics Trusted Brands Breadth of Distribution Bases 3 Victory Modern American Styling #1 Owner Satisfaction (dealer, product) = 4 Triumph Historical Brand = Victory Sustaining Share In Difficult Market Conditions

Victory Consumer Profile 35 to 54 year old male Married Household income $80k+ Experienced motorcycle rider Patriotic Product wants: innovation, quality, performance, value Love Victory: industry leading dealership & product satisfaction

Victory Growth Strategy Effectively Penetrate Touring Segment Strengthen Victory Proposition With Core Customer Lean Operations Expand Global Distribution Presence

Effectively Penetrate Touring Segment NEW! MY'10 Cross Country & Cross Roads Innovation Compelling modern styling Performance & Comfort 26% more storage 18% more torque 60% more suspension travel Quality & Value Competitively priced Cross Country Cross Roads

Effectively Penetrate Touring Segment MY'10 Vision Product News ABS Vision 8-Ball

Strengthen Victory Proposition With Core Customer Ride With Confidence of 5 Year Warranty Coverage Leverage Industry Leading Dealership & Product Satisfaction Expanded 8-Ball Line-Up

Lean Operations Continue To Reduce Dealer Inventory Levels -24% vs. LY ... more work to do driving retail 2. Streamlined Model Line-up 24 focused models for MY'10 (-65 models vs. 2009) Minimize out-of-stocks at dealership level Reduce system-wide inventory complexity & cost Victory MVP Dealership Pilot Test & learn ... rapid expansion

Expand Global Distribution Presence United Kingdom Australia

Low Emission Vehicle Market LEV Market Attractiveness Growing demand for low emission solutions Diverse vehicle applications Sizeable market space Fragmented market Lead With Neighborhood Vehicles New & growing consumer base Expanding migration to warmer weather Underserved market with few purpose built vehicle solutions Concentrated population for targeted demand creation Niche market poised for future growth (30k+ units & $120 million) People Transport Light Duty Golf Car Maintenance Resort Security Neighborhood Vehicle LEV Market 300k+ Units & $1.8 Billion

Neighborhood Vehicle Business Development Strategy Winning & Ownable Product Solutions Anticipate customers future wants Compelling differentiation Directly Create Consumer Purchase Demand Focused marketing at community / market level Target leading golf car dealership for each planned community Lean Operations Launching with MVP business model Rapid In-Market Learning Across entire enterprise Expand Niche Market With Innovation

NEW! Polaris Breeze The Fun Way To Enhance Your Lifestyle 1. Peace of Mind Operation Seat belts & adjustable integrated lighting 50 mile vehicle range 2. Most Comfortable Ride Plush suspension comfort (Polaris heritage) Contoured seats with adjustable driver-side back rest 3. Best Electric Vehicle for Golfing, Riding & Carrying MyChoice(tm) rear seat easily converts in 60 seconds 4. $7499 MSRP Appropriately equipped from the factory

Neighborhood Vehicle In-Market Learning Summary



Subsystem Designs
- Brake pedal assembly
- Front suspension
- Steering
- Vehicle chassis tooling

Feature Development
- 3:1 stow 'n go conversion

Sales
- Dealer profitability w/Polaris LEV
- Sales support team organization

Marketing
- Effective purchase demand creation
- Polaris demo team organization

Manufacturing
- Mfg. "template" for DFM
- Mat'l handling (batteries)
- Internal quality assurance needs

In/Out Logistics
- Vehicle delivery, set up logistics
- Distribution obstacles
- Inventory & logistics mgt

After Sale Support
- Serviceability design needs
- Consumer after-sales behaviors
- Warranty expectations



23

Q & A

Polaris Industries Inc. Operational Excellence A Pathway To World Class Performance Wesley Barker, VP Operations & David Longren, CTO & VP Engineering July 22, 2009

Polaris Operational Excellence Why ? Customer driven Right way to run the business Simple A Relentless Focus on Quality, Cost & Speed Maximizing customer satisfaction Applying Toyota quality approach eliminate waste & error proof processes Driving high velocity engineering & manufacturing - link & flow processes Accelerated Change Management Program World-class stretch goals aligned across business Engagement in all functions & levels of organization Create Lean Processes & Culture The cornerstone of how we do business everyday Leverage step function improvements Ops Excellence: Driving To World Class Performance

Engineering Operational Excellence Speed Reduce Product Development Total Cycle Time + 50% Vehicle Concept To Product Owner Feedback - Achieved 40% faster Quality Maximize Customer Satisfaction Utilize Net Promoter Scores Target World Class Levels - 5% Improvement Per Year Minimize Consumer & Manufacturing Defects Problems Per 100 Vehicles (PP100) Warranty Claims & Costs Cost Aggressive Product Cost Reduction Drive Value Engineering, Part Commonality, Maximize Customer Touch Point Features Design Efficiency Minimize Value Chain Cost & Maximize Consumer Value Competitive Advantage

Product Cost Down Approach Formalized Value Engineering Approach & Process Product Design Efficiency Metrics Reduce Portfolio Complexity Team Cost Ownership & Subsystem Targets Integrated Idea Generation Meetings Benchmarking Competitive Vehicle Teardown Learnings Computer Analysis Evaluate Performance & Cost, Design Options Proven Results & Processes Drivetrain Chassis Electrical Shafts Body Controls East 20.4 27.4 90 20.4 West 19 11 8 3.3 3 2 North 45.9 46.9 45 43.9 $s Subsystem Cost Savings Opportunity

NAFTA > 62.5% NA Content Japan 2009 = 12% 2014 = 4% Asia 2009 = 14% 2014 = 19% Europe 2009 = 8% 2014 = 7% Mexico 2009 = 6% 2014 = 12% Global Material Sourcing Balance LCC, Speed & NAFTA US & Canada 2009 = 60% 2014 = 58% 2009 LCC Tier 1 & 2 = 25% 2014 LCC Tier 1 & 2 = 37% 2006 LCC Tier 1 & 2 = 6% Target 4-6% Material Savings Per Year

Manufacturing Productivity Mfg. cost reductions 20% - 25% in 2009, in line with revenue decreases Low labor and fixed cost content Flexible workforce adjusts to volume fluctuations Design for manufacturability - common subsystems Lean driving 5% to 8% labor productivity per year 0% Proven Flexibility & Scalability

Inventory Reductions Significant reductions from 2008 throughout 2009, - 21% YTD Daily deliveries from suppliers Lean flow principles between plant processes Migrating to standard platforms and components Lean driving targeted 10% reduction per year

Driving MFG. Speed & Flexibility - MVP 40% Reduction in Supplier Lead Times in 2008 - 2009 Mixed Model Assembly, Paint & Test Line Capabilities Add Flexibility and Lowers Investment Driving to a "Make To Order" Business Model Reducing Dealer Lead Times 50% in 2010 - 2011

Lean Engineering Efficient Design Process Speed To Market Reduce overhead Refined product concepts Eliminate Waste & Rework Increased Part Commonality Improved Design Tools Reduced Tooling Costs Design For Manufacturing Processes Proper Tooling Utilization Part Commonality Reduce Variability Standardized Designs Design For Manufacturability Early World Class Testing Integrated Team Effort Flexible - Skilled Staff 2005 2006 2007 2008 2009F Facilities 6.5 11.5 15.5 14.8 14.3 Project 57 52 48.5 51.7 40.7 Tooling 42 48 48.9 41.5 35 Total 106 112 113 108 90 Eliminate Waste Engineering Cost % Sales Yr / Yr Engineering Investment

Current Utility SxS Platform Commonality Cost Reduction Enabler Unique Consumer Driven Features - Simple Common Designs Lower Inventory Improved Dealer Serviceability Speed To Market High Quality

RANGER XP, 400 - RANGER EV RZR & RZR S Victory Cross Roads/Country Sportsman XP Touring & X2 Rush Snowmobile Breeze LEV & More Innovation Great Products - Strong Pipeline

Driving World Class Performance Operational Excellence: World-Class Results in 5 yrs Relentless Improvement of Quality, Cost & Speed Integrated Organization & Supply Base Focus Speed To Market: 30% Incrementally Faster Designs 50% Faster Lead Times Continuous Process Improvement Accelerated Cost Reduction Programs Improved Asset Management Customer Focused Deliver Innovative High-Value Products Support Global Growth Initiatives Operating Margin Expansion ^ 200 Basis Pts

International Operations Mike Dougherty Vice President, Global New Market Development July 22, 2009

2 Polaris International Today Strong Financials $300 Million Revenue in 2008 16% Polaris Revenue and Growing Strong operating margins through subsidiaries Solid Distribution EMEA = 83% of Business 8 Subs: Sweden, Norway, Germany, France, Spain, UK, Aus, NZ Several excellent distributors - Italy, Finland, Russia, Mexico, UAE Strong Core ORV Business #1 Share Globally in 2008 Growing European ATV Share Victory Global Rollout has begun UK, Australia, Russia, Germany, Spain, Scandinavia Very strong historical growth - Markets have slowed considerably Int'l Sales as % of Polaris

Polaris International Today #1 in ORV Globally in 2008 Continuing to gain share in '09 Establishing EMEA Structure Global New Market Development Est. Market Size For Polaris Products 2008 Market - $1.9 Billion Dealer Direct in Key Markets France Australia / NZ UK Sweden / Norway Germany Spain Finland Russia Italy Portugal Japan Others 246900 153100 102500 161500 256400 107200 68700 29100 78300 30200 80500 483600 Polaris Subsidiaries 2006 2007 2008 2009 2006 233 258 304 250 Sales (Millions) Forecast (-15-20%) Revenue ($ Millions)

Revenue By Product Line Revenue By Geography Europe ME/Africa Latin America Asia Aus/NZ East 210 43 20 3 28 ORV Victory Snow PGA East 209 8 36 50 Polaris International Today ORV = 70%, EMEA = 83%

European 2008 ATV Competitive Overview Top 8 Markets Traditional ATV Brands 2008 Market Estimate ^ 50k units Top 8 Markets All ATV Brands 2008 Market Estimate ^ 115k units Approximately 75% of the market is on-road Variety of street- legal homologation alternatives 20% annual market contraction in '08 5 points of market share gain in '08 in traditional brands. Revenue up due to richer ATV product mix

EMEA HQ - Why Are We Doing It? Centralization Efficiencies & Savings Wholegoods and PGA Inventory Reduction Logistics Savings Headcount Reductions Potential Tax Savings Closer To Market Faster & More Effective New Product Development Better Customers Service Leadership & Organizational Development Opportunities Establishing the foundation for future growth

Global Market Leadership 2014 Globally Diversified Powersports Leader OEM Presence in each of the 3 Main Regions - Asia / Americas / EMEA #1 Share in ORVs w/ Premium Product Line: 2W-4W / On-Off Road / Work-Play Global Product Development / Manufacturing / Distribution 2014 2009 2014 Focus on India / China New Product Development Global Supply Chain Mgmt Low Cost Powertrain Asia Focus on Mexico & Brazil Aggressive ORV Expansion Localized Manufacturing Expand Motorcycle Lineup Americas #1 in ORV - Going On Road New Products through Distribution Consolidated Euro Operations Russia / ME Expansion EMEA 2009 2014 Revenue 250 1000 Revenue Growth

Globally Developed - Locally Relevant Asia North America Polaris ORV Off-Road Chassis Design GLOBAL DEVELOP LOCAL MFG GLOBAL MKTG Polaris Europe On-Road Design Polaris Asia Engine Source & Design Polaris Asia Engine Mfg Vehicle Mfg Polaris Europe Local Assembly Polaris Europe On-road Quadricycle Polaris N.A. Off-road Recreational Vehicle Europe Global Product Development / Distribution Polaris Asia All Terrain Transportation Vehicle

$1.0B 2008 2007 2009 2012 Goal 2009 2012 Goal $350M $210M Global Market Leadership 2009 2012 Organic 262 500 Buy 500 Strengthen EMEA #1 ORVs OEM Structure Lean Logistics Local Development 2009 2012 Organic 200 350 Buy 250 Grow Business 25% of Polaris Revenue New Market Development 3 Strategic Regions Brazil / China / India 3 Adjacent Segments On Road / Light Work / Military 2009 2012 Organic 50 150 Buy 250 2009 2014 2009 2014 2009 2014 New Organic New Organic New Organic

$1.0B 2007 2009 2012 Goal Prioritized New Market Initiatives #2 Brazil Partner Focus Local Assembly Expand Products Build Distribution Acquisition Focus OEM Presence Build Distribution Expand Products Partner Focus Local Assembly Expand Products Build Distribution #1 On Road Victory Expansion Other Motorcycles Developing Market Transportation #3. Military #4 Light Work #2 Electric Transportation 2W & 4W Golf / Community On Road / Outside Powersports Global $50M Revenue Goal

Global Motorcycle Market Data- 2008 (estimate) Europe N.A 250cc+

Victory - International potential Note: Estimated data is based on premium cruisers & touring cruisers (1,400cc+) Germany Australia Italy Scandinavia UK France Others Spain Benelux Japan Market potential 50,000+ (Units) Not Yet Launched MY10 Launch or Prior

Victory International Solid long term growth/profit opportunity On Road entry into strategic int'l markets (Germany, Japan, Russia) Establishing ourselves as Premium American brand Excellent PGA opportunity and network to leverage in future Initial rollout in Polaris stronghold markets is encouraging Australia, Sweden, Russia, Italy, UK Sales, market share, dealer interest > expectations Victory Direct in Australia Establishing wholly owned dealerships Due to unique Australian demographics To build brand and test certain retail strategies Sales and profits are exceeding expectations year to date

14 Victory Melbourne Australia Store

Polaris International Summary A proven growth engine for Polaris Markets and sales will rebound - already showing some resilience Strong ORV Presence #1 Globally in ATV / SxS Direct in key markets - continuing to gain share most markets Going On Road Victory in middle of global expansion plans - encouraging initial results Evaluating other On Road Markets for Latin America / Asia / Europe Investing for the future EMEA structure, New Products, New Partners, New Markets

Polaris Industries Inc. Analyst / Investor Meeting Scott Wine, CEO July 22, 2009

Priorities for 2nd Half 2009 Great Dealer Show - New Product Introductions Execute Order Solicitation Expand MVP Drive Victory Improvements Stay on Strategy Polaris: Unmatched Innovation & Execution

Polaris Industries Inc. Thank you. Q & A